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
Chemical Bank, Trustee                                                   Determination Date:         05-May-97
Manufactured Housing Contracts                                           Remittance Date:            07-May-97
Senior/Subordinated Pass-Through Certificates Series 1996B               For the Period Ended:       25-Apr-97

Information for Clauses (a) through (s), Section 7.01
                                                                    Class A-1       Class A-2      Class A-3      Class A-4
(a) Class A and Class B Distribution Amounts                       1,411,376.43      165,939.37     120,818.63      76,366.67

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due                                      352,009.97
    (b) Partial Prepayments Received                                  26,271.29
    (c) Principal Payments in Full (Scheduled Balance)               913,654.41
    (d) Liquidated Contract Scheduled Balance                              0.00
    (e) Section 3.05 Purchase Scheduled Balance                            0.00
    (f)  Previously Undistributed Shortfalls in (a) through (e)            0.00
                                                                 --------------- --------------- -------------- --------------
 Total Principal Distribution                                      1,291,935.67            0.00           0.00           0.00

(c) Interest Distribution                                            119,440.76      165,939.37     120,818.63      76,366.67
    Unpaid Interest Shortfall                                              0.00            0.00           0.00           0.00
                                                                 --------------- --------------- -------------- --------------
 Total Interest Distribution                                         119,440.76      165,939.37     120,818.63      76,366.67

(d) Beginning Class A and Class B Principal Balance               22,395,142.63   29,610,000.00  20,786,000.00  12,640,000.00
    Less: Principal Distribution                                   1,291,935.67            0.00           0.00           0.00
                                                                 --------------- --------------- -------------- --------------
    Remaining Class A and Class B Principal Balance               21,103,206.96   29,610,000.00  20,786,000.00  12,640,000.00

(e) Fees Due Servicer
    Monthly Servicing Fee                                            133,662.65        (h)      Pool Factor
    Section 8.06 Reimbursement Amount                                      0.00       Class A-1     0.66063132
    Section 6.02 Reimbursement Amount                                 24,610.72       Class A-2     1.00000000
    Reimburseable Fees                                                     0.00       Class A-3     1.00000000
                                                                 _______________      Class A-4     1.00000000
 Total Fees Due Servicer                                             158,273.37       Class A-5     1.00000000
                                                                                      Class A-6     1.00000000
                                       No. of                    Unpaid Principal     Class B-1     1.00000000
(f) Delinquency                       Contracts                      Balance          Class B-2     1.00000000

     31-59  Days Delinquent               118                         3,463,697
     60-89  Days Delinquent                22                           709,467
        90+ Days Delinquent                28                           753,963

(g) Section 3.05 Repurchases                                               0.00


(i) Class R Distribution Amount                                      358,081.81
      Reposession Profits                                                  0.00

(j) Principal Balance of Contracts in Repossession                         0.00

(k) Aggregate Net Liquidation Losses                                       0.00

(l) (x) Class B-2 Formula Distribution Amount                         42,652.50
    (y) Remaining Amount Available                                   400,734.31
                                                                 ---------------
    Amount of (x) over (y)                                                 0.00

(m) Class B-2 Liquidation Loss Amount                                      0.00

(n) Guarantee Payment                                                      0.00

(o) Unadvanced Shortfalls                                                  0.00

(p) Number of units repossessed                                               0

(q) Principal Prepayments paid                                       939,925.70

(r) Scheduled Principal Payments                                     352,009.97

(s) Weighted Average Interest Rate                                        10.99%

(a) Class A and Class B Distribution Amounts                      Class A-5      Class A-6      Class B-1     Class B-2
(b) Formula Principal Distribution Amount                            108,980.81      72,154.58     53,251.00     42,652.50
    (a) Scheduled Principal Due
    (b) Partial Prepayments Received
    (c) Principal Payments in Full (Scheduled Balance)
    (d) Liquidated Contract Scheduled Balance
    (e) Section 3.05 Purchase Scheduled Balance
    (f)  Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution
                                                                  -------------- -------------- ------------- -------------
(c) Interest Distribution                                                  0.00           0.00          0.00          0.00
    Unpaid Interest Shortfall
                                                                     108,980.81      72,154.58     53,251.00     42,652.50
 Total Interest Distribution                                               0.00           0.00          0.00          0.00
                                                                  -------------- -------------- ------------- -------------
(d) Beginning Class A and Class B Principal Balance                  108,980.81      72,154.58     53,251.00     42,652.50
    Less: Principal Distribution
                                                                  17,379,000.00  11,030,000.00  8,272,000.00  6,204,000.00
    Remaining Class A and Class B Principal Balance                        0.00           0.00          0.00          0.00
                                                                  -------------- -------------- ------------- -------------
(e) Fees Due Servicer                                             17,379,000.00  11,030,000.00  8,272,000.00  6,204,000.00
    Monthly Servicing Fee
    Section 8.06 Reimbursement Amount
    Section 6.02 Reimbursement Amount                            Original Balance      Rate
    Reimburseable Fees                                            31,944,000.00          6.400%
                                                                  29,610,000.00          6.725%
 Total Fees Due Servicer                                          20,786,000.00          6.975%
                                                                  12,640,000.00          7.250%
                                       No. of                     17,379,000.00          7.525%
(f) Delinquency                       Contracts                   11,030,000.00          7.850%
                                                                   8,272,000.00          7.725%
                                                                   6,204,000.00          8.250%
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

Chemical Bank, Trustee                                                   Determination Date:         05-May-97
Manufactured Housing Contracts                                           Remittance Date:            07-May-97
Senior/Subordinated Pass-Through Certificates Series 1996B               For the Period Ended:       25-Apr-97

                   Computation of Available Distribution Amount

(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt      2,516,865.50
     Certificate Account Balance at Monthly Cutoff-SubServicer       129,798.58
(ii) Monthly Advance made                                                  0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                   8,728.83
(iii)Section 5.05 Certificate Fund Income-SubServicer                    560.25
(v) Principal due Holders                                                  0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                       84,120.97
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer                       3,937.02
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                               0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                 0.00
   (iii) Monthly Servicing Fee                                       133,662.65
   (iv)  Reimburseable Liquidation Expenses                           24,610.72
   (v)   Section 6.04 (c) reimbursement                                    0.00
   (vi)  Section 8.06 reimbursement                                        0.00
   (vii) Amounts not required to be deposited-SubServicer                  0.00

Total Due Servicer                                                   158,273.37

Available Distrubution Amount-Vanderbilt                           2,283,199.99
Available Distrubution Amount-SubServicer                            126,421.81
To Class A and B                                                   2,051,539.99

Monthly Excess Cashflow                                              358,081.81

Weighted Average Remaining Term (months)                                 174.41

    Scheduled Balance Computation


    Prior Month Balance                                          128,316,142.63


    Current Balance                               127,104,167.15
             Adv Principal                             21,066.57
             Del Principal                            101,026.76
    Pool Scheduled Balance                                       127,024,206.96


    Principal Payments in Full                        913,654.41
    Partial Prepayments                                26,271.29

    Scheduled Principal                               352,009.97


    Collateral Balance                                           127,104,167.15
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